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                                                        Exhibit Number (10)(vii)
                                                        to 9/30/96 Form 10-Q

                                   AMENDMENT
                                      TO
                        THE NORTHERN TRUST CORPORATION
                         AMENDED INCENTIVE STOCK PLAN

     WHEREAS, Northern Trust Corporation (the "Corporation") adopted the Northern Trust Corporation Amended Incentive Stock Plan (the "Plan"), and reserved the right to amend the Plan; and

     WHEREAS, the Corporation deems it to be in its best interest to amend the Plan as described below;

     NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Board of Directors of the Corporation under Section 14 of the Plan, the Plan be and hereby is amended, effective as of September 17, 1996, the date on which the Board adopted the resolutions authorizing the amendment, as follows:

           Section 13 of the Plan is hereby amended by (a) deleting the reference to Subsection (i) in the third sentence, and (b) deleting the language in the third sentence beginning with ", and" and continuing through clause (ii), so that the sentence reads in its entirety as follows:

       "Notwithstanding any provision of the Plan to the contrary, a participant's election pursuant to the preceding sentence must be made on or prior to the date as of which income is realized by the participant in connection with such benefit and must be irrevocable."

     This Amendment has been executed by the Corporation, by its duly authorized officer, on November 1, 1996 and attested by its Assistant Secretary.

                                                 NORTHERN TRUST CORPORATION


                                                 By: /s/ Peter L. Rossiter
                                                    --------------------------
                                                    Executive Vice President

ATTEST:

/s/ Victoria Antoni
-----------------------------
Assistant Secretary


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